UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 12, 2006

TEXAS REGIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX	78502-5910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported on Form 8-K, Texas Regional Bancshares, Inc. (Texas Regional), has signed a definitive merger agreement with Banco Bilbao Vizcaya Argentaria, S.A (BBVA).  In connection with the merger agreement, BBVA indicated to Texas Regional that it would be in the best interests of BBVA to assure that the company will have the continued dedication and service of Texas Regional’s Chairman of the Board, Glen E. Roney, following the effective time of the merger.  On June 12, 2006, Texas Regional entered into an Employment Agreement with Mr. Roney which will become effective at the effective time of the merger.  A copy of the Employment Agreement and an Addendum to the Employment Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, also on June 12, 2006, Texas Regional entered into Employment Agreements with seven individuals who are either executive officers of the company and/or executive officers of the company’s subsidiary, Texas State Bank: Paul S. Moxley, John A. Martin, Douglas G. Bready, Craig A. Swann, Robert C. Norman, Stanley V. Grisham and Lois Ann Stanton.  Each of these employment agreements is effective immediately and is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 12, 2006, Texas Regional entered into employment agreements which are also effective immediately with 32 other officers and employees of subsidiaries of the company, including Texas State Bank.  An example of the form of agreement used for each is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Employment Agreement dated as of June 12, 2006, by and among Glen E. Roney and Texas Regional Bancshares, Inc. and Addendum to Employment Agreement dated as of June 13, 2006.
2.2	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Paul S. Moxley.
2.3	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and John A. Martin.
2.4	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Douglas G. Bready.
2.5	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Craig A. Swann.
2.6	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Robert C. Norman.
2.7	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Stanley V. Grisham.
2.8	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Lois Ann Stanton.
2.9	Sample Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Employee.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

June 15, 2006	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Employment Agreement dated as of June 12, 2006, by and among Glen E. Roney and Texas Regional Bancshares, Inc. and Addendum to Employment Agreement dated as of June 13, 2006.
2.2	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Paul S. Moxley.
2.3	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and John A. Martin.
2.4	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Douglas G. Bready.
2.5	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Craig A. Swann.
2.6	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Robert C. Norman.
2.7	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Stanley V. Grisham.
2.8	Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Lois Ann Stanton.
2.9	Sample Employment Agreement dated as of June 12, 2006, by and among Texas Regional Bancshares, Inc., a Texas corporation and Employee.